                                                                  EXHIBIT 10.5



                         SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT, dated as of April 30, 1996 (this "Agreement"), is made by and among Collectible Champions, Inc., a Delaware corporation (the "Company"), Willis Stein & Partners, L.P., a Delaware limited partnership ("Willis Stein"), Baird Capital Partners II Limited Partnership, a Wisconsin limited partnership ("Baird"), BCP II Affiliates Fund Limited Partnership, a Wisconsin limited partnership ("BCP II"), Nassau Capital Partners L.P., a Delaware limited partnership ("Nassau"), NAS Partners I L.L.C., a Delaware limited liability company ("NAS"), Curt Stoelting ("Stoelting"), John Olsen ("Olsen"), Peter Henseler ("Henseler") and Kevin Camp ("Camp"). Willis Stein, Baird, BCP II, Nassau, NAS, Stoelting, Olsen, Henseler and Camp are referred to herein collectively as the "Purchasers," and each
individually as a "Purchaser."   Certain capitalized terms used herein are
defined in Section 5 below.

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

        1.  Authorization and Closing.

        (a) Authorization of the Securities. The Company shall authorize the issuance and sale to the Purchasers of (i) 563,998 shares of its Common Stock, par value $.01 per share (the "Common"), (ii) 51,083.08 shares of its Series A Preferred Stock, par value $.01 per share (the "Series A Preferred"), each having the rights and preferences set forth in Exhibit A attached hereto, and
(iii) Series A Junior Subordinated Promissory Notes in the form set forth in Exhibit B attached hereto (the "Notes") in the aggregate principal amount of $21,570,569. The Common and the Series A Preferred are collectively referred to herein as the "Stock." The Stock and the Notes are collectively referred to herein as the "Securities."

        (b) Purchase and Sale of the Securities. At the Closing, the Company shall sell to each Purchaser and, subject to the terms and conditions set forth herein, each Purchaser shall purchase from the Company (i) the number of shares of Common set forth opposite such Purchaser's name on the Schedule of Purchasers attached hereto at a price of $1.00 per share, (ii) the number of shares of Series A Preferred set forth opposite such Purchaser's name on the Schedule of Purchasers at a price of $100.00 per share, and (iii) a Note in the principal amount set forth opposite such Purchaser's name on the Schedule of Purchasers at a price equal to face.

        (c) The Closing. The closing of the purchase and sale of the Securities (the "Closing") shall take place at the same time and place as the closing of the transactions contemplated by the Acquisition Agreement. At the Closing, the Company shall deliver to each Purchaser (i) stock certificates evidencing the Stock to be purchased by such Purchaser, each registered in such Purchaser's or its nominee's name, and (ii) a Note in the principal amount to be purchased by such

Purchaser upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to an account designated by the Company.


        2. Representations and Warranties of the Company. As a material inducement to each Purchaser to enter into this Agreement and purchase the Securities, the Company hereby represents and warrants that:

        (a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement.

        (b) Authorization; No Breach. The execution, delivery and performance of this Agreement has been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the offering, sale and issuance of the Securities hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to,
(iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to the charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is subject.

        (c) Conduct of Business; Liabilities. Prior to the Closing, the Company has not conducted any business, incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company, and whether due or to become due), violated any laws or governmental rules or regulations, or entered into any contracts or agreements other than this Agreement, the Acquisition Agreement and any other agreements contemplated by such agreements. In addition, prior to the Closing, the Company has not violated any laws or governmental rules or regulations.

        3.  Transfer of Restricted Securities.

        (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (iii) subject to the conditions specified in Section 3(b) below, any other legally available means of transfer.





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        (b)   In connection with the transfer of any Restricted Securities
(other than a transfer described in clause (i) or (ii) of Section 3(a) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of counsel reasonably satisfactory to the Company that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 4(d) below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 3 and Section 4 below.

        (c) Upon the request of any Purchaser, the Company shall promptly supply to such Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

        (d) Upon the request of any holder of Restricted Securities, the Company shall remove the foregoing legend from the certificates for such holder's Restricted Securities; provided that such Restricted Securities are eligible for sale pursuant to Rule 144(k) of the Securities and Exchange Commission.

        4.  Purchasers' Investment Representations.

        (a) Each of Willis Stein, Baird, Nassau, and NAS hereby represents that it is an accredited investor as defined in Rule 501(a) of the Securities Act and that the Securities to be acquired by such Purchaser pursuant to this Agreement shall be acquired for such Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and that the Securities shall not be disposed of in contravention of the Securities Act or any applicable state securities laws; provided that nothing contained herein shall prevent such Purchasers and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 4 hereof.

        (b) Each of Stoelting, Olsen, Henseler and Camp (each, an "Executive") hereby represents that:

                            (i)   the Securities to be acquired by such
         Executive pursuant to this Agreement shall be acquired for such Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Securities shall not be disposed of in contravention of the Securities Act or any applicable state securities laws; provided that nothing contained herein shall pre-





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

         vent the Executives and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of
         Section 4 hereof;

                           (ii) such Executive is an executive officer of the Company, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities;

                          (iii) such Executive is able to bear the economic risk of his investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available; and

                           (iv) such Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Securities and has had full access to such other information concerning the Company as he has requested.

                 (c) As an inducement to the Company to issue the Securities to each Executive, as a condition thereto, such Executive acknowledges and agrees that neither the issuance of the Securities to such Executive nor any provision contained herein shall entitle such Executive to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate such Executive's employment at any time.

                 (d) Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON APRIL 30, 1996, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE SECURITIES PURCHASE AGREEMENT, DATED AS OF APRIL 30, 1996, BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE."

                 5. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                 "Acquisition Agreement" means the Asset and Stock Purchase Agreement, dated as of the date hereof, by and among the Company, Racing Champions, Inc., Dods-Meyer, Ltd., Racing Champions Limited, Garnett Services, Inc., Hosten Investment Limited, the Founders and Banerjan Company Limited.





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

        "Affiliate" of any particular Person or entity means any other Person or entity controlling, controlled by or under common control with such particular Person or entity and, in the case of a limited partnership, "Affiliate" includes limited partners of such limited partnership.

        "Certificate of Incorporation" means the Company's certificate of incorporation, as amended from time to time.

        "Person" means any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization and any governmental entity or any department, agency or political subdivision thereof.

        "Restricted Securities" means (i) the Securities issued hereunder and
(ii) any securities issued with respect to the securities referred to in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in Section 4(d) have been delivered by the Company in accordance with Section 3(b). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 4(d).

        "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

        "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

        "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

        "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of





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partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

        6.       Miscellaneous.

        (a) Expenses. The Company agrees to pay and hold each Purchaser harmless from and against liability for the payment of all fees and expenses incurred in connection with the transactions contemplated by this Agreement and each of the agreements contemplated hereby, including (i) reasonable attorneys', consultants', and accountants' fees and expenses arising in connection with the negotiation, execution and consummation of the transactions contemplated by this Agreement and each of the agreements contemplated hereby,
(ii) reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the agreements contemplated hereby or the Certificate of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement, (iv) reasonable fees and expenses incurred in respect of the enforcement of the rights granted under this Agreement, the agreements contemplated hereby and the Certificate of Incorporation, and (v) fees and expenses incurred by any Purchaser in filing with any governmental agency with respect to its investment in the Company or any other filing with any governmental agency with respect to the Company which mentions any Purchaser.

        (b) Remedies. The Purchasers shall have all rights and remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which the Purchasers has been granted at any time under any other agreement or contract and all of the rights which the Purchasers has under any law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Person having any rights under this Agreement may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

        (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Securities are also for the benefit of, and enforceable by, any subsequent holder of Securities.

        (d) Consent to Amendments. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Purchasers unless such modification, amendment or waiver is approved in writing by the Company and Purchasers holding at least a majority of the Common issued hereunder; provided that no such amendment or action which materially adversely affects any one Purchaser, as such, vis-a-vis the other Purchasers, as such, shall be effective against such Purchaser without the prior written consent of such Purchaser. No other course of dealing between the Company and any





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Purchaser or any delay in exercising any rights hereunder or under the
Certificate of Incorporation shall operate as a waiver of any rights of such Purchaser.

        (e) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf.

        (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        (g) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

        (h) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

        (i) Governing Law. The corporate laws of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

        (j) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                             *    *    *    *    *





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                 IN WITNESS WHEREOF, the parties hereto have executed this
Securities Purchase Agreement on the day and year first above written.

                          COLLECTIBLE CHAMPIONS, INC.

                          By: /s/ Robert E. Dods
                             ----------------------------------------------
                          Its:    President
                              ---------------------------------------------

                          WILLIS STEIN & PARTNERS, L.P.

                          By: Willis Stein & Partners, L.L.C.
                          Its: General Partner

                                        By: /s/ Avy H. Stein
                                           --------------------------------
                                        Its: Managing Director

                          BAIRD CAPITAL PARTNERS II LIMITED PARTNERSHIP

                          By: Robert W. Baird & Co. Incorporated
                          Its: General Partner


                                        By: /s/ Samuel B. Guren
                                           --------------------------------
                                        Its:    Managing Director
                                            -------------------------------

                          BCP II AFFILIATES FUND LIMITED PARTNERSHIP

                          By: Robert W. Baird & Co. Incorporated
                          Its: General Partner


                                        By: /s/ Samuel B. Guren
                                           --------------------------------
                                        Its:    Managing Director
                                            -------------------------------

                          NASSAU CAPITAL PARTNERS L.P.

                          By: Nassau Capital L.L.C.
                          Its: General Partner

                                        By: /s/ Johnathon Sweemer
                                           --------------------------------
                                        Its:    Member
                                            -------------------------------

                          NAS PARTNERS I L.L.C.

                          By: /s/ Johnathon Sweemer
                             ----------------------------------------------
                          Its:    Member
                              ---------------------------------------------

       [CONTINUATION OF SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]


                                        /s/ Curtis w. Stoelting
                                        ---------------------------------------
                                        Curt Stoelting


                                        /s/ John F. Olson
                                        ---------------------------------------
                                        John Olsen


                                        /s/ Peter Henseler
                                        ---------------------------------------
                                        Peter Henseler


                                        /s/ Kevin Camp
                                        ---------------------------------------
                                        Kevin Camp

                             SCHEDULE OF PURCHASERS


                                                                             Shares of            Initial Principal
                               Aggregate              Shares of               Series A           Amount of Series A
   Purchaser               Purchase Price           Common Stock           Preferred Stock        Junior Sub  Notes
-------------              --------------           ------------           ---------------        -----------------
 Willis Stein              $18,276,813                378,377                34,270.84               $14,471,352

 Baird Capital               3,855,000                 79,808                 7,228.51                 3,052,341
 BCP II                      1,145,000                 23,704                 2,146.99                   906,597

 Nassau Capital              2,976,309                 61,617                 5,580.87                 2,356,604

 NAS                            23,691                    490                    44.42                    18,758

 Stoelting                     603,789                 12,500                 1,132.16                   478,073
 Olsen                         120,758                  2,500                   226.43                    95,615

 Henseler                      120,758                  2,500                   226.43                    95,615

 Camp                          120,758                  2,500                   226.43                    95,615
                           -----------                -------                ---------               -----------
 TOTAL                     $27,242,875                563,998                51,083.08               $21,570,570
                           ===========                =======                =========               ===========